UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014 (April 30, 2014)

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush LaneHouston, Texas	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 821-9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

On April 30, 2014, Sterling Construction Company, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with D.A. Davidson & Co. as the sole underwriter (the “Underwriter”), pursuant to which the Underwriter agreed to purchase from the Company 2,100,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to be resold to the public at a price of $7.30 per share.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The Company intends to use the net proceeds from the offering to repay indebtedness outstanding under its revolving credit facility and for general corporate purposes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 6, 2014, the Company announced the closing of its previously announced bought deal offering of 2,100,000 shares of Common Stock.

The offering is described in the Company’s registration statement on Form S-3 (Registration No. 333-195087) and the related final prospectus dated April 30, 2014 filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933 on May 1, 2014. A copy of the press release dated May 6, 2014 is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated April 30, 2014 between Sterling Construction Company, Inc. and D.A. Davidson & Co.

5.1	Opinion of Andrews Kurth LLP

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1)

99.1	Press release, dated May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date: May 6, 2014	By:	/s/ Thomas R. Wright
Thomas R. Wright
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated April 30, 2014 between Sterling Construction Company, Inc. and D.A. Davidson & Co.

5.1	Opinion of Andrews Kurth LLP

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1)

99.1	Press release, dated May 6, 2014.